UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2026

KiNRG, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53035	82-6008752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1213 Culbreth Drive, Suite 103

Wilmington, North Carolina 28405

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (910) 509-7183

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act or Rule 12b-2 under the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark whether the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 2, 2026, KiNRG, Inc., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, the completion of the Company’s acquisition of Trinity Group Construction, Inc., a Virginia corporation (“Trinity”), pursuant to that certain Stock Purchase Agreement, dated April 1, 2026, by and among the Company, Trinity and Millard L. Wallen, III.

This Amendment No. 1 on Form 8-K/A amends the Original Form 8-K solely to provide the financial statements and unaudited pro forma financial information required by Item 9.01 of Form 8-K. Except as set forth herein, this Amendment No. 1 does not amend, modify or update any other disclosure contained in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Trinity Group Construction, Inc. as of and for the years ended December 31, 2025 and 2024, together with the notes thereto and the report of Toole, Katz & Roemersma, LLP, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Trinity, giving effect to the Company’s acquisition of Trinity, is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d) Exhibits.

Exhibit	Description
2.1	Stock Purchase Agreement, dated March 31, 2026, by and among KiNRG, Inc., Trinity Group Construction, Inc. and Millard L. Wallen, III. Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 2, 2026
10.1	Promissory Note, dated April 1, 2026, issued by KiNRG, Inc. to Millard L. Wallen, III. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 2, 2026
23.1	Consent of Toole, Katz & Roemersma, LLP
99.1	Financial Statements of Trinity Group Construction, Inc. as of and for the years ended December 31, 2025 and 2024 and unaudited interim financial statements as of and for the three months ended March 31, 2026 and 2025, if applicable
99.2	Unaudited Pro Forma Condensed Combined Financial Information of KiNRG, Inc. and Trinity Group Construction, Inc.
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, KiNRG, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KiNRG, Inc.

By:	/s/ Ronald W. Pickett
Name:	Ronald W. Pickett
Its:	Chief Executive Officer

Date: May 21, 2026

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